UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2004


                             PARLUX FRAGRANCES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-15491                                           22-2562955
(Commission File Number)                       (IRS Employer Identification No.)


              3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone Number, including area code): 954-316-9008

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(C)      EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
    99            Press Release dated February 13, 2004 (furnished herewith).

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2004, Parlux Fragrances, Inc. (NASDAQ: PARL) ("Parlux") issued a press release setting forth Parlux's third-quarter 2003 earnings. A copy of Parlux's press release is attached hereto as Exhibit 99.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PARLUX FRAGRANCES, INC.


Date:  February 19, 2004                  /s/ Frank A. Buttacavoli
                                          ------------------------------------
                                          Frank A. Buttacavoli,
                                          Executive Vice President,
                                          Chief Operating Officer,
                                          Chief Financial Officer and Director

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
    99            Press Release dated February 13, 2004 (furnished herewith).